Exhibit 10.5

AMENDMENT NO. 1

TO

CREDIT AND SECURITY AGREEMENT

THIS AMENDMENT NO. 1 (this “Amendment”) is entered into as of May [__], 2015, by and among MANHATTAN BRIDGE CAPITAL, INC., a New York corporation (“Borrower”), the Subsidiary Guarantors signatory hereto (collectively with Borrower, each a “Loan Party” and collectively, the “Loan Parties) and WEBSTER BUSINESS CREDIT CORPORATION (“Lender”).

BACKGROUND

Loan Parties and Lender are parties to a Credit and Security Agreement dated as of February 27, 2015 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) pursuant to which Lender provides Loan Parties with certain financial accommodations.

Loan Parties have requested that Lender make a certain amendment to the Credit Agreement, and Lender is willing to do so on the terms and conditions hereafter set forth.

NOW, THEREFORE, in consideration of any loan or advance or grant of credit heretofore or hereafter made to or for the account of each Loan Party by Lender, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1. Definitions. All capitalized terms not otherwise defined herein shall have the meanings given to them in the Credit Agreement.

2. Amendment to Credit Agreement. Subject to satisfaction of the conditions precedent set forth in Section 4 below, the Credit Agreement is hereby amended as follows:

(a) Section 6.18 is hereby amended in its entirety to read as follows:

“6.18 Additional Mortgage Loans. Borrower shall at all times pledge to Lender Additional Mortgage Loans having a Collateral Value of not less than $2,500,000, which Additional Mortgage Loans shall (i) be held as Collateral for the Obligations, (ii) not be part of the Borrowing Base and (iii) qualify as Eligible Mortgage Loans except that, notwithstanding Section (u) of Annex Two of this Agreement, the stated maturity of Additional Mortgage Loans may not exceed thirty-six (36) months from the origination of thereof. All Additional Mortgage Loans shall otherwise be satisfactory to Lender in its sole discretion.”

3. Conditions of Effectiveness. This Amendment shall become effective when Lender shall have received a copy of this Amendment executed by each Loan Party with one original executed copy of this Amendment to be promptly delivered by Loan Parties to Lender.

4. Representations and Warranties. Each Loan Party hereby represents and warrants as follows:

(a) This Amendment and the Credit Agreement, as amended hereby, constitute legal, valid and binding obligations of each Loan Party and are enforceable against each Loan Party in accordance with their respective terms.

(b) Upon the effectiveness of this Amendment, each Loan Party hereby reaffirms all covenants, representations and warranties made in the Credit Agreement to the extent the same are not amended hereby and agree that all such covenants, representations and warranties shall be deemed to have been remade as of the effective date of this Amendment.

(c) No Event of Default or Default has occurred and is continuing or would exist after giving effect to this Amendment.

(d) No Loan Party has any defense, counterclaim or offset with respect to the Credit Agreement.

5. Effect on the Credit Agreement.

(a) Upon the effectiveness of Section 2 hereof, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import shall mean and be a reference to the Credit Agreement as amended hereby.

(b) Except as specifically amended herein, the Credit Agreement, and all other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect, and are hereby ratified and confirmed.

(c) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of Lender, nor constitute a waiver of any provision of the Credit Agreement, or any other documents, instruments or agreements executed and/or delivered under or in connection therewith.

6. Governing Law. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns and shall be governed by and construed in accordance with the laws of the State of New York.

7. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

8. Counterparts; Facsimile. This Amendment may be executed by the parties hereto in one or more counterparts, each of which shall be deemed an original and all of which when taken together shall constitute one and the same agreement. Any signature delivered by a party by .pdf or facsimile transmission shall be deemed to be an original signature hereto.

IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first written above.

“BORROWER”

MANHATTAN BRIDGE CAPITAL, INC.

By:	/s/ Assaf Ran
Name:	Assaf Ran
Title:	CEO

“SUBSIDIARY GUARANTOR”

DAG FUNDING SOLUTIONS, INC.

By:	/s/ Assaf Ran
Name:	Assaf Ran
Title:	CEO

Signature Page to Amendment No. 1

WEBSTER BUSINESS CREDIT CORPORATION

By:	/s/ Leo Goldstein
Name:	Leo Goldstein
Title:	Vice President

Signature Page to Amendment No. 1